Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into as of December 31, 2014, by and among DanDrit Biotech USA, Inc., a Delaware corporation having an address of P.O. Box 189, Randolph, VT 05060 (the “Company”) and the purchasers executing a signature page hereto (each, individually, a “Purchaser” and collectively, the “Purchasers”).

R E C I T A L S

A.   The Company and each Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

B.   The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers, as provided herein, and the Purchasers shall purchase, in the aggregate,            shares (the “Shares”) of common stock, par value $0.0001 per share (the “Common Stock”); in exchange for an aggregate purchase price of USD $            (the “Offering”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Purchasers hereby agree as follows:

SECTION 1

1.1   Subscription and Purchase of Shares. The Purchaser, intending to be legally bound, hereby irrevocably subscribes for that number of Shares set forth on such Purchaser’s signature page hereto (each, a “Subscription”) and understands and acknowledges that the purchase price to be remitted to the Company in exchange for such Purchaser’s Subscription shall be USD $5.00 per share (each, such Purchaser’s respective “Purchase Price”). The undersigned further understands and acknowledges that this Agreement is irrevocable.

1.2   Acceptance or Rejection of Subscription.

Payment of each Purchaser’s Purchase Price has been made simultaneous to the execution of this Agreement by wire transfer as set forth below in full payment for each Purchaser’s Subscription. The wire transfer instructions are as follows:

Account Name: DanDrit Biotech USA Inc.
Bank: RBS Citizens Bank	FBO:	Purchaser Name
Rt 12 A & Airport Rd, NH-439		Social Security or
West Lebanon, NH, 03784, U.S.A.		Passport Number
Routing #: 011 401 533		Address
Account #: 331362 5225 SWIFT: CTZIUS33

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SECTION 2

2.1   Closing. The closing (the “Closing”) of the purchase and sale of the Shares shall occur simultaneously with the acceptance by the Company of copies of this Agreement executed by the Purchasers, as evidenced by the Company's execution of this Agreement and receipt of each Purchaser’s Purchase Price. Each Purchaser agrees that subject to the conditions set forth herein, the Company will accept subscriptions and payments therefor as they are received. Such Purchasers further understand that the Company will notify the Purchasers as to whether their respective subscriptions have been accepted in whole or in part as reasonably promptly as possible. If the Company accepts all or a portion of a Purchaser’s subscription, such Purchaser agrees that this Agreement shall become effective with respect to the Company and the Purchaser, and the Company will promptly deliver to the Purchaser an executed copy of this Agreement and a certificate representing the purchased Shares. Each Purchaser acknowledges that the Company may terminate this Offering at any time.

In the event the sale of the Shares subscribed for by the Purchasers is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Purchasers and the Company relating to this Agreement shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to each Purchaser’s Purchase Price remitted to the Company by the undersigned, without interest thereon or deduction therefrom, in exchange for the Shares.

SECTION 3

3.1   Investor Representations and Warranties. Each Purchaser hereby acknowledges, represents and warrants to, and agrees with, the Company and its affiliates as follows:

(a)   Investment Purposes. Each Purchaser is acquiring the Shares for such Purchaser’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part in any transactions that would be in violation of the Securities Act or any state securities or “blue-sky” laws. No other person has a direct or indirect beneficial interest in, and the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to, the Shares or any part of the Shares for which the Purchaser is subscribing that would be in violation of the Securities Act or any state securities or “blue-sky” laws.

(b)   Authority. Each Purchaser has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Purchaser.

(c)   Investment Experience. Each Purchaser, or such Purchaser’s professional advisors, has such knowledge and experience in finance, securities, taxation, investments and other business matters as to evaluate investments of the kind described in this Agreement. By reason of the business and financial experience of the undersigned or his professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), the Purchaser or such Purchaser’s advisors can protect the Purchaser’s own interests in connection with the transactions described in this Agreement. The Purchaser is able to afford the loss of his entire investment in the Shares.

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(d)   Exemption from Registration. Each Purchaser acknowledges such Purchaser’s understanding that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Purchaser made herein, the Purchaser further represents and warrants to and agrees with the Company and its affiliates as follows:

(1)   The Purchaser has the financial ability to bear the substantial economic risk of such Purchaser’s investment, has adequate means for providing for such Purchaser’s current needs and personal contingencies and has no need for liquidity with respect to Purchaser’s investment in the Company;

(2)   The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares. The Purchaser also represents it has not been organized for the purpose of acquiring the Shares; and

(3)   The Purchaser has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Shares, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

(e)   Economic Considerations. The Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Purchaser has relied solely on its own advisors regarding the investment, tax and legal merits and consequences of this agreement and the Purchaser’s purchase of the Shares.

(f)   No Other Company Representations. No representations or warranties have been made to the Purchaser by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Shares the Purchaser is not relying upon any representations other than those contained herein.

(g)   Compliance with Laws. Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Purchaser will not offer to sell or sell the Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

(h)   Regulation S Exemption. The Purchaser understands that the Shares are being offered and sold to such Purchaser in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Shares. In this regard, the Purchaser represents, warrants and agrees that:

(1)    The Purchaser is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

(A)   any natural person resident in the United States of America or U.S. citizen;

(B)   any partnership or corporation organized or incorporated under the laws of the United States of America;

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(C)   any estate of which any executor or administrator is a U.S. person;

(D)   any trust of which any trustee is a U.S. person;

(E)   any agency or branch of a foreign entity located in the United States of America;

(F)   any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)   any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)   any partnership or corporation if:

(i)    organized or incorporated under the laws of any foreign jurisdiction; and

(ii)   formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(2)   At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was outside of the United States.

(3)   The Purchaser will not, during the period commencing on the date of issuance of the Shares and ending on the six month anniversary of the Closing or such other period as may otherwise be applicable in accordance with the terms and conditions of Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(4)   The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(5)   The Purchaser was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(6)   Neither the Purchaser nor or any person acting on such Purchaser’s behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Purchaser and any person acting on such Purchaser’s behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

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(7)   The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(8)   Neither the Purchaser nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Purchaser agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(9)   Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A)   “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B)   “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(10)    The Purchaser consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 2.

      (i)   No Registration; Regulation S. Purchaser has been advised and acknowledges: (i) that the Shares have not been, and when issued, will not be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any other country; (ii) that in issuing and selling the Shares to Purchaser, the Company is relying upon the “safe harbor” provided by Regulation S and/or on Section 4(a)(2) under the Act; (iii) that it is a condition to the availability of the Regulation S safe harbor that the Shares not be offered or sold in the United States or to a U.S. Person until the expiration of the Restricted Period; (iv) that, notwithstanding the foregoing, during the Restricted Period the Shares may be offered and sold by the holder thereof only if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the Shares are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and is not made to a U.S. Person.

(j)   No Directed Selling. The Purchaser has not engaged, nor is it aware that any party has engaged, and the Purchaser will not engage or cause any third party to engage in any “directed selling” efforts (as such term is defined in Regulation S) in the United States with respect to the Shares. Specifically, the Purchaser has not taken any action for purposes of, or could have the effect of, conditioning the market or arousing interest for the Shares in the United States, and the Purchaser has not placed any advertisements in any publication or made any public announcement in any publication in the United States regarding the offering of the Shares.

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(k)   Receipt of Information. The Purchaser has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and understands that the risks inherent with an investment in the Company. The Purchaser has received all documents, records, books and other information pertaining to the Purchaser’s investment in the Company that has been requested by the Purchaser.

(l)   No Governmental Review. The Purchaser is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Shares or the Company, or (iii) guaranteed or insured any investment in the Shares or any investment made by the Company.

(m)   Price of Shares. The Purchaser understands that the price of the Shares offered hereby was determined by the Company without reference to the assets or book value of the Company. The Purchaser further understands that there is a substantial risk of further dilution of such Purchaser’s investment in the Company.

(n)   Investor Questionnaire. Each Purchaser has executed and delivered a copy of the Investor Questionnaire attached hereto as Exhibit A.

(o)   No Broker. The Purchaser represents and warrants that the Purchaser has not engaged, consented to nor authorized any broker, finder or intermediary to act on such Purchaser’s behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement.

SECTION 4

4.1   Company’s Representations and Warranties. The Company represents and warrants to the undersigned as follows:

(a)   Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware.

(b)   Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Shares; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

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(c)   Exemption from Registration; Valid Issuances. The sale and issuance of the Shares, in accordance with the terms and on the bases of the representations and warranties of the Purchasers set forth herein, may and shall be properly issued by the Company to the Purchasers pursuant to any applicable federal or state law. When issued and paid for as herein provided, the Shares shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Shares pursuant to, nor the Company's performance of its obligations under, this Agreement shall result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Shares or any of the assets of the Company. The Shares shall not subject the Purchasers to personal liability by reason of the ownership thereof.

(d)   Private Placement; No Integrated Offering. Subject to the accuracy of the Purchasers’ representations and warranties in Section 2 of this Agreement, the offer and sale by the Company of the Shares in conformity with the terms of this Agreement constitute transactions that are exempt from registration under the Securities Act. None of the Company, its subsidiaries, any of their affiliates, and any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Shares under the Securities Act or cause this Offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Shares under the Securities Act or cause the Offering of the Shares to be integrated with other offerings.

SECTION 5

5.1  Indemnity. Each Purchaser agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by such Purchaser herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

5.2   Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

5.3   Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of twenty four (24) hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of twenty four (24) hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the third business day, if sent by overnight recognized courier, in each case to the parties at their respective addresses set forth below their signatures to this Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

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5.4   Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by facsimile or other electronic means, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

5.5   Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Purchase is more than one person, the obligation of the Purchaser shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

5.6   Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

5.7   Assignability. This Agreement is not transferable or assignable by the undersigned.

5.8   Applicable Law; Arbitration; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Agreement and the transactions contemplated herein shall be submitted to and adjudicated by binding arbitration under the rules of the American Arbitration Association (“AAA”). Such arbitration shall be in New York, New York. If there is any litigation regarding the arbitration or otherwise relating to this section 5.8, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Agreement, or a breach of this Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Section 5.3. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process. EACH PARTY HERETO WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF THIS AGREEMENT OR ANY BREACH OR ALLEGED BREACH HEREOF.

5.9   Pronouns. The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

5.10 Further Assurances. Upon request from time to time, each Purchaser shall execute and deliver all documents and do all other acts that may be necessary or desirable, in the reasonable opinion of the Company or its counsel, to effect the subscription for the Shares in accordance herewith.

[Remainder of Page Intentionally Omitted; Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement as of the day and year this subscription has been accepted by the Company as set forth below.

Number of Shares

Purchase Price Per Share:		$5.00

Aggregate Purchase Price:	$

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: ___________, 2014

INVESTOR NAME

(Exactly as shall be printed on a certificate representing the Shares)

By:

Print Name:

Title:

SSN/Passport Number/Taxpayer Identification Number:

Address:

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SUBSCRIPTION AGREEMENT

Agreed and Accepted _________, 2014

DanDrit Biotech USA, Inc.

By:
Name: Dr. Eric Leire
Title: Chief Executive Officer

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EXHIBIT A

INVESTOR QUESTIONNAIRE

(All Information Will Be Treated Confidentially)

INSTRUCTIONS

This document is intended for a selected group of prospective investors in DanDrit Biotech USA, Inc., a Delaware corporation (“Company”). The primary purpose of this Investor Questionnaire (this “Questionnaire”), to be completed and provided by each Purchaser, is to elicit information sufficient to permit the Company to reasonably conclude that the Purchaser has sufficient investment sophistication, ability to take financial risk associated with the investment, meet the Company’s investment standards and requirements, and meet the requirements of U.S. federal, state and certain other applicable securities laws.

If the answer to any question is “None” or “Not Applicable,” please so state.

YOUR ANSWERS WILL AT ALL TIMES BE KEPT STRICTLY CONFIDENTIAL. EACH PERSON COMPLETING AND SIGNING THIS QUESTIONNAIRE AGREES, HOWEVER, THAT COMPANY MANAGEMENT MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS MANAGEMENT DEEMS APPROPRIATE IF CALLED ON TO RESPOND TO INQUIRIES, OR ESTABLISH COMPLIANCE WITH THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY OTHER SECURITIES LAWS, OR IN CONNECTION WITH COMPLIANCE WITH ANY OTHER APPLICABLE LAW, RULE OR REGULATION (INCLUDING, WITHOUT LIMITATION, THE U.S. PATRIOT ACT, THE FOREIGN CORRUPT PRACTICES ACT, AND ANTI-MONEY LAUNDERING LAWS, RULES AND REGULATIONS).

A.       IDENTIFYING INFORMATION

Full Name(s):

Business Address:	Home Address:

Business Phone	Home Phone

Business E-mail	Home E-mail

Business Facsimile	Home Facsimile

Date of Birth	Marital Status	Number of Dependents

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Country of Citizenship: ______   Personal Identification # _____________

Entity Identification #: N/A________________   Tax ID Number/SSN:N/A_____________________

In what country (and province therein, if applicable) is the Purchaser’s principal residence?

Singapore

If the Purchaser has resided in the above country (and province therein if applicable) for less than one year, or plans to change the Purchaser’s principal residence, please explain:

Is there any reason the Purchaser might be considered a resident of another country (and state therein if applicable) (e.g., live part of the year, have an office or business, registered to vote, pay taxes or hold a driver’s license in another jurisdiction)? If so, please explain:

B.       INVESTMENT BACKGROUND AND OBJECTIVES

Approximate number of years the Purchaser has been investing:    _______________

Please indicate the frequency of the Purchaser’s investments in small-capitalization equity securities:

☐ often	☐ occasionally	☐ seldom	☐ never

Mutual funds and private securities investment pools:

☐ often	☐ occasionally	☐ seldom	☐ never

Marketable securities (stocks, options, derivatives, bonds, debentures, notes):

☐ often	☐ occasionally	☐ seldom	☐ never

Privately held corporations, limited liability companies and partnerships and start-up ventures (stocks, bonds, debentures, notes, member or partnership interests):

☐ often	☐ occasionally	☐ seldom	☐ never

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Change in Amounts Invested. Is the total amount of the Purchaser’s investment in this Offering currently substantially more than the total amount that the Purchaser has typically invested overall, in the past several years (other than as the result of market increases)? Yes ☐          No ☐

If yes, please give details (e.g., when did increase occur, what was approximate value of total prior portfolio):

Knowledge and Experience. The Purchaser has such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of an investment in the Company [check one]: Yes ☐          No ☐

C.         NON-U.S. PERSONS

The undersigned is requested to initial each paragraph below that applies to the Purchaser. By initialing each respective paragraph below, the Purchaser hereby indicates Purchaser’s agreement to be bound by each such covenant appearing below, and hereby states that the following representations and acknowledgements are true and correct as indicated below:

___	The undersigned is over the age of 18, and is qualified to make the representations in this document.
___	Purchaser is a legal resident of the jurisdiction indicated as the country of “principal residence” as indicated in Part A above in this Questionnaire, over the past 90 days.
___	Purchaser’s place of residence is outside of the United States.
___	Purchaser is investing in Shares of the Company solely for Subscriber’s own account, and not on behalf of or for the account of any other person.
___	Purchaser will not acquire the Shares for the account or benefit of any U.S. Person (as defined below).
___	At the time of subscription and purchase of the Shares, Purchaser will be located outside the United States.

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___

Purchaser is not currently, and when Purchaser acquires the Shares, Purchaser will not be, any of the following (a “U.S. Person”):

-          a natural person residing in the United States;

-          a partnership or corporation organized or incorporated under the laws of the United States;

-          an estate of which any executor or administrator is a U.S. Person;

-          a trust of which any trustee is a U.S. Person;

-          an agency or branch of a foreign entity located in the United States;

-          a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

-          a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

-          a partnership or corporation organized or incorporated under the laws of any foreign jurisdiction, that has been is formed by a U.S. Person.

___

Purchaser has been advised, and acknowledges that:

-          the Shares have not been registered under the U.S. Securities Act of 1933 (“Act”), the securities laws of any state of the United States or the securities laws of any other country;

-          in conducting a transaction involving issuance of the Shares to the undersigned, the Company is and will be relying upon the “safe harbor” provided by Regulation S under the Act;

-          it is a condition to the availability of the Regulation S safe harbor that the Shares will not be re-offered or re-sold in the United States or to a U.S. Person until the expiration of a period of six (6) months following the date of receipt of the Shares (“Restricted Period”);

-          during the Restricted Period the Shares may be offered and sold by the holder only if such offer and sale is made in compliance with Regulation S and other U.S. securities laws, and either:

-          if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the securities are offered and sold pursuant to an effective registration statement or pursuant to Rule 144 under the Act or pursuant to an exemption from the registration requirements of the Act; or

-          the offer and sale is outside the United States and is not made to a U.S. Person.

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Purchaser has not engaged, nor is Purchaser aware that any party has engaged, and Purchaser will not engage or cause any third party to engage, in any “directed selling” efforts (as such term is defined in Regulation S) in the United States with respect to the Shares. Specifically, the undersigned has not taken any action for purposes of, or could have the effect of, conditioning the market or arousing interest for the Shares in the United States. The undersigned has not placed any advertisements in any publication or made any public announcement in any publication in the United States regarding any offering of the Shares.

___

Purchaser is not a “distributor” of securities. The Purchaser nor any affiliate, representative or agent acting on Purchaser’s behalf is a “dealer” as such term is defined in the Act. Specifically, the Purchaser does not intend to act as a distributor or dealer of the Shares. The Purchaser has not entered into any agreement to distribute the Shares. The Purchaser is not in the business of buying, selling, trading or brokering securities on behalf of others.

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___

The Purchaser hereby represents that Purchaser has complied with all local laws applicable to the undersigned, for the acquisition of the Shares, including:

-          the legal requirements of my jurisdiction for the purchase and acquisition of the Shares,

-          any foreign exchange restrictions applicable to such purchase and acquisition,

-          any governmental or other consents that may need to be obtained, and

-          the transfer, income tax and other tax regulations, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

___

The Purchaser’s subscription, purchase, acquisition and payment for (as applicable), and the Purchaser’s continued ownership of the Shares will not violate any applicable securities or other laws of the Purchaser’s home jurisdiction (i.e. the country or jurisdiction of residence and/or domicile of the Purchaser).

___

The Purchaser understands that the certificates or other instruments representing the Shares shall bear restrictive legends as required under U.S. securities laws, and this legend will effectively restrict transfer of the Shares.

___	The Purchaser understands that hedging activities may not be conducted with respect to the Shares unless in compliance with the Act.
___

If the Purchaser is an entity, (i) the undersigned entity is domiciled in the jurisdiction specified below its address on the signature page of this document, or the address of record for the entity last provided in writing to the Company; (ii) the undersigned entity is a validly existing corporation, limited partnership, or limited liability company (or similar entity) and has all requisite corporate, partnership or limited liability company power and/or similar authority to acquire in the Shares.

___	The Purchaser reasonably believes that the above representations will remain true and accurate at the time when the Purchaser receives the Shares.
___	The Purchaser agrees to promptly notify the Company immediately in the event that any of the above statements becomes untrue or inaccurate, for a period of up to ninety (90) days after the undersigned has executed and delivered this Questionnaire.

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SUBSCRIPTION AMOUNT

Please complete the following information regarding your subscription:

Shares Subscribed for:

Subscription Amount:	USD $

Exact Name Purchaser would like to appear in Transfer Agent Records for Company Common Stock Indicate ownership as:

____ (a)	Individual
____ (b)	Community Property
____ (c)	Joint Tenants with Right of Survivorship	) All parties
____ (d)	Tenants in Common	) must sign
____ (e)	Corporate
____ (f)	Partnership
____ (g)	Trust

D.         SIGNATURE

To the best knowledge and belief of the undersigned, the above information is true and correct in all respects. The undersigned agrees to notify the Company in writing immediately of any material change in any of the foregoing information prior to the consummation of a purchase of securities, and any change in the information in Part A at any time in the future so long as the Purchaser is a holder of the securities sold by the Company.

[Signature Page Follows]

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The undersigned understands that the information being furnished in this Questionnaire is required primarily to enable the Company and its management to determine whether an offer and sale of Shares to the Purchaser may be made in compliance with applicable laws including U.S. federal and state securities laws.

Date: ____, 2014
Name of Purchaser

Signature

Name of Signatory

Title (if applicable)

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